© 2011 Axesstel, Inc. © 2011 Axesstel, Inc. Axesstel, Inc. AXST 4 th Annual LD Micro Conference December 8, 2011 Exhibit 99.2

© 2011 Axesstel, Inc.

Safe Harbor Statement
This presentation contains forward looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,”
“believes,” “estimates,” “predicts,” “potential,” “continues” or the negative of these terms or other comparable terminology. These risks and other factors include those listed under “Risk Factors” and elsewhere in the company's prospectus. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. You should not place undue reliance on any forward-looking statements that reflect our management’s view only as of the date of this presentation and prospectus. We will not update any forward-looking statements to reflect events or circumstances that occur after the date on which such statement is made.

© 2011 Axesstel, Inc.
AXST Transformed!

• Signed exclusive supplier agreement for “Sprint Phone Connect”
• 3Q11 revenue growth of 88% to $17.1M vs. $9.1M in 3Q10
• Net Income of $1.3M vs. ($1.1M) in 3Q10
• EPS of $0.05 in 3Q11 vs. ($0.05) in 3Q10
• Backlog of $17.6M entering 4Q11
• Outstanding shares of 23.7M largely unchanged since 2008
• Current market cap $5.4M ($50M+ revenue and profitable)

© 2011 Axesstel, Inc. 4
• Delivered in support of Sprint Phone Connect launch in Q311
• Successfully penetrated four key Tier 1 operators (1 in USA, 3 internationally)
• Repositioned ODM & manufacturing to China
• Significant operating leverage
– Reduced OPEX from $23M (FY08) to $11M (FY11 est.)
• Recognized leader in CDMA 450MHz telecom products
• Planned rollout of several new products in 2012
• Anticipate continuing profitability
• Insiders have purchased 1M+ shares since May
Key Investor Highlights

© 2011 Axesstel, Inc.
Sprint Agreement
Sprint Phone Connect: Sole source supplier of voice terminal
• Sprint’s “Cut the Cord” initiative
• $19.99/month unlimited local and long-distance service
Sprint Agreement
• Began joint development in 2010
• Began shipping in 3Q11
• Initial rollout to Sprint and Radio Shack store locations
• Recognized $7.9M in 3Q11 revenue from Sprint
• Currently working on next generation products with Sprint

© 2011 Axesstel, Inc.
Other New Agreements/Pipeline
• Continued roll-out of our HSPA gateway devices into our MEA region
• Completed development of 4G Gateway product (EV-DO Rev B) and received initial order for Q411 delivery into Europe
• First in market to combine gateway device with VoIP (QoS) functionality for both voice and broadband data service
• Started development of next generation wire-line replacement devices, expect to deliver in mid 2012
• Commenced development of specialized dual-mode gateway, expect to deliver in mid-2012

© 2011 Axesstel, Inc.
Macro Themes/Long-Term Trends
• 450 MHz convergence to 4G (continued migration from EV-DO Rev 0 to Rev A to Rev B)
• Continued expansion of wire-line replacement roll-out and migration to
“all-in” device with 4G data speeds
• Expansion of rural telecom operators to roll-out 3G and 4G technology benefiting from Rural Broadband Stimulus Plan
• Selective LTE opportunities for Tier 1 and Tier 2 USA operators
• Selective fixed wireless phone opportunities

© 2011 Axesstel, Inc. 8
Restructuring and Transformation of Company
Completed – Achieving Growth in 2011and 2012
• Commercially launching re-engineered low cost line of phones and modems with reduced manufacturing costs of 30-40%
• Expanding sales of innovative new products:
– 4G broadband modems and Gateways in final development based on
EVDO-Rev B and LTE technology
– Wire-line replacement products for operators’ “cut-the-cord programs”
– Customized 3G data gateways with VoIP in Europe
• Positioned to realize financial improvements
– Reductions of OPEX has been completed
– Expect profitability with $50M to $60M annual revenue, subject to GM%
ranging from low to mid 20s
• Restructured operations create a solid foundation
– Dramatically reduced operating costs, OPEX reduced by over 50%
– Focused on US and Chinese R&D; sold Korean ops
– Established design and engineering subsidiary in China

© 2011 Axesstel, Inc. Product Portfolio 9 3G & 4G Modems & Gateways Fixed Wireless Terminals Fixed Wireless Phones

© 2011 Axesstel, Inc.

• Ideal for broadband internet access in rural US
• Carries the Axesstel brand
• Targeting other applications:
– SOHO, merchants, SMBs
– Conveyance applications
– Recreational vehicles
– Coastal maritime industries
– Remote work force
– Emergency response
– Security monitoring
Expanding Brand in North America
Focused on expanding North America
• Sprint launched its wire-line replacement program on August 1, 2011 using Axesstel's wireless terminal platform
• Working with Verizon to support wire-line replacement strategies
• Growing market as Rural Broadband Stimulus Plan incentivizes carriers to provide
3G broadband to entire US
• Penetrating Tier 2 and 3 operators via strong industry and key distribution relationships
Verizon Wireless Network Ready
Wi-Fi Broadband Gateway
Now selling to Verizon dealer network
New products for wire-line replacement
Fixed wireless voice terminal with
AGPS/E911 service
• Converts a home phone number to
wireless service
• Received high-volume orders from
Tier 1 operators in 2011; received  POs
from US Tier 2 carrier in 2010
Broadband Gateway enabling phone
service with VoIP enhancement
• Provides voice & broadband data for
high speed internet access on one
platform
Sprint ®
Phone
Connect

© 2011 Axesstel, Inc.

MV440
Wi-Fi Gateway
Expanding Brand Worldwide
Focused on penetrating Tier 1
revenue opportunities
• Successful launch of Sprint Phone Connect in
Q3 2011 for its wire-line replacement program
• World’s first Rev. B gateway with VoIP QoS to
European Tier 1 operators
• HSUPA Wi-Fi Gateway sold to Middle East /
Africa Tier 1 operator
• Two products introduced through Verizon ODI
program
Verizon Wireless ODI Approved Products
New High-Speed Broadband Access
Product Introductions
TX340G
Fixed Wireless
Terminal
TX240G
Fixed Wireless Terminal
MU550
HSUPA Wi-Fi Gateway
Currently sold to MEA
MV600
EV-DO Rev. B Wi-Fi Gateway
Currently sold to Europe
Sprint Phone Connect

© 2011 Axesstel, Inc.
Significant Global Footprint
North America
U.S. Mexico
Central America/Caribbean
Belize Honduras
Bermuda Nicaragua
Curacao Panama
Dominica Puerto Rico
El Salvador Trinidad
Guatemala
South America
Chile Suriname
Colombia Uruguay
Ecuador Venezuela
Europe
Belarus Norway
Czech Rep. Poland
Denmark Romania
Estonia Russia
Georgia Sweden
Germany Ukraine
Middle East
Iraq Pakistan
Jordan Saudi Arabia
Kuwait U A E
Africa
Angola Nigeria
Ghana South Africa
Ivory Coast Zimbabwe
Asia
Bangladesh Myanmar
India Philippines
Indonesia Vietnam
Malaysia
Pacific
New
Zealand

• Historically shipped to 70 Telecom Operators in 50 Countries
• Currently focused on opportunities with Tier 1 operators
• Four Tier 1 operators represented 90% of total revenue in Q32011

HQ/R&D/Ops
America Sales
America Sales
EMEA Sales
EMEA Sales
EMEA Sales
EMEA Sales
EMEA Sales
R&D/Ops
APAC Sales
R&D/Ops
HQ/R&D/Operations
San Diego, CA USA
Global Sales Presence (Americas)
Florida, USA
Tennessee, USA
Global Sales Presence (EMEA)
Holland
Portugal
Romania
Spain
United Kingdom
Global Sales Presence (APAC)
China
R&D/Operations
China
Korea

© 2011 Axesstel, Inc. Worldwide Team Located near Customer Base 13

© 2011 Axesstel, Inc.
Experienced Management
Worked together as team for 5+ years
Clark Hickock, Chief Executive Officer
•32 years experience, REMEC, Raytheon
Patrick Gray, Chief Financial Officer
•25 years experience, REMEC, SAIC, Hughes Aircraft
Stephen Sek, Chief Technology Officer
•20 years experience, Novatel Wireless, Motorola
Henrik Hoeffner, Chief Marketing Officer
•20 years experience, Novatel Wireless, Siemens

© 2011 Axesstel, Inc. 15
9 Months
Ended
09/30/11
9 Months
Ended
09/30/10
Year Ended
12/31/10
Year Ended
12/31/09
Year Ended
12/31/08
Revenues
$   37.2 $    35.8
$    45.4 $   50.8 $  109.6
Gross profits
8.6
7.5          8.3
Gross margins 23% 18%
17% 16% 24%
Operating expense
7.4 9.4
12.6 17.1 23.1
Operating income (loss)
1.2    (3.1)
(5.1)    (8.8)    3.2
Net income (loss)
0.1    (3.9)
(6.3)    (10.1)    1.4
EPS (loss)
$   0.00 $ (0.17)
$ (0.27) $ (0.43) $    0.06
Ave. diluted shares
23.9 23.5
23.6 23.4 23.6
Operating Results
$ in millions
6.3
26.3

© 2011 Axesstel, Inc. 16
Balance Sheet Highlights
09/30/11
Cash and cash equivalents
Accounts receivable
Total current assets
Total assets
Accounts payable
Bank financing
Total liabilities
Stockholders’
deficit
Total liabilities & stockholders’ deficit
995,000 $
10,560,000
13,346,000
13,532,000
14,691,000
7,608,000
26,209,000
(12,677,000)
13,532,000
$
$
$
$
$
$
$
$

© 2011 Axesstel, Inc. 17
• Major turnaround completed
• Anticipate continuing profitability
• Significant operating leverage to grow EPS
• Rollout of several new products in 2012
• Potential for additional Tier 1 customers
• Insiders have purchased 1M+ shares since May
AXST: A Compelling Investment

© 2011 Axesstel, Inc. 18 Thank You Clark Hickock CEO chickock@axesstel.com